Infinity
PHARMACEUTICALS

Individual Inspiration . . .

Community Collaboration . . .

Medical Innovation . . .

Infinity Overview November 12, 2008 Exhibit 99.1

2 2
Forward-Looking Statements
• This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform
Act of 1995.  These statements involve risks and uncertainties that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements.
• Such forward-looking statements include those regarding future clinical trial activity for IPI-504, IPI-493 and
IPI-926, including the completion of the planned Phase 3 clinical trial of IPI-504 in refractory GIST; the presentation of data for IPI-504; estimates of 2008 financial performance; and the expectation that Infinity will have cash to support its current operating plan into 2010.
• Such statements are subject to numerous factors, risks and uncertainties that may cause actual events or results to differ materially from Infinity's current expectations. For example, there can be no guarantee that any product candidate
Infinity is developing will successfully complete necessary preclinical and clinical development phases. In particular, expectations could be affected by risks and uncertainties relating to: results of clinical trials and preclinical studies, including subsequent analysis of existing data and new data received from ongoing and future studies; the content and timing of decisions made by the U.S. Food and Drug Administration and other regulatory authorities, investigational review boards at clinical trial sites, and publication review bodies; Infinity's ability to enroll patients in its clinical trials;
Infinity's dependence on its collaboration with MedImmune/AstraZeneca; Infinity's ability to obtain additional funding required to conduct its research, development and commercialization activities; unplanned cash requirements and expenditures; and Infinity's ability to obtain, maintain and enforce patent and other intellectual property protection for any product candidates it is developing.
• These and other risks which may impact Infinity’s expectations are described in greater detail under the caption "Risk
Factors" included in Infinity's quarterly report on Form 10-Q for the quarter ended September 30, 2008, which was filed with the Securities and Exchange Commission on November 5, 2008.
• Further, any forward-looking statements contained in this presentation speak only as of the date hereof, and Infinity expressly disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.
• All trademarks used in this presentation are the property of their respective owners.

Infinity: Innovative small molecule cancer drug
discovery and development
•
Late-stage oncology pipeline addressing areas of significant unmet medical need
–
Lead candidate, IPI-504 i.v. (retaspimycin hydrochloride), in Phase 3 registration study; positioned as potential first-to-market Hsp90 inhibitor
–
Broad near-term potential reflected in clinical development strategy
•
Sustainable pipeline of innovative small molecule candidates
–
IPI-493 and IPI-926 in clinical development
–
Novel discovery programs behind Hsp90 and Hedgehog
•
Proven management team and unparalleled culture
–
First- and best-in-class NDAs, value-creating business transactions
–
Strong balance
sheet;
resources support current operating plan into 2010

4 4
Solid tumors
Hsp90 oral: IPI-493
Discovery Preclinical Phase 1 Phase 2 Phase 3
Hsp90 i.v.: IPI-504 (retaspimycin hydrochloride)
GIST
NSCLC
Docetaxel Combo
Add’l Solid Tumor
Solid tumors
Hedgehog Pathway: IPI-926
Bcl-2/Bcl-xL*
Discovery Programs
RING trial
INFI: Late-stage oncology pipeline
*Transitioned to Novartis February 2008
Expanded Phase 2

Hsp90
ATP
Correctly folded oncogenic protein
Growth signal
Hsp90
IPI-504
Misfolded oncogenic protein
Unable to signal
ATP
Hsp90
IPI-504
ATP

Infinity
PHARMACEUTICALS

5 5
Hsp90 Inhibition: How it works
Hsp90 is a “chaperone” protein
responsible for supporting and stabilizing
numerous oncogenic proteins
IPI-504 binds
at ATP site
and inhibits
proper folding
Unstable
oncogene
degraded;
tumor growth
inhibited

6 6
Oncogenic protein
drives cancer cell
survival & growth
Cancer
cell death
Tyrosine kinase inhibitor
(e.g., Gleevec, Tarceva)
Normal
protein
Resistance mutations
evade TKI therapy
IPI-504 / IPI-493 (oral) IPI-504
Dependent
on Hsp90
for function
Still depends
on Hsp90 for
function
Rapid registration in
refractory setting
Expand potential in
front-line / combo
Hsp90 inhibition: A new treatment approach

7 Cancer(s) GIST NSCLC Breast (HER2+) CML AML c-Kit EGFR / C-met HER2 / ER Bcr-Abl Flt3 Hsp90 client proteins Broad applicability of client protein rationale

Phase 1 results from ASCO 2008 reported
activity and safety of IPI-504 in refractory GIST
•
70% overall disease control after 2 cycles (6 weeks) in patients with GIST
•
Estimated median Progression Free Survival (PFS) of 12 weeks
•
Generally well-tolerated with an acceptable safety profile
GIST Other STS
Number of patients
1
36 11
Partial Response (PR)
2
1   ( 3%) 1   ( 9%)
Stable Disease (SD) 24   (67%) 4   (36%)
Progressive Disease (PD) 11   (30%) 6   (55%)
1.
90-400 mg/m2
- twice weekly, 2 weeks on 1 week off
2. PRs confirmed
Wagner et al., ASCO 2008

0.0
0.1
0.2
0.3
0.4
0.5
0.6
0.7
0.8
0.9
1.0
Weeks Post First Dose
0 12 24 36 48 60 72 84 96 108 120 132 144 156 168 180 192 204 216 228 240 252 264
PROGRESSION
On Imatinib
Median 36 wks
Overall Survival by Best Response Achieved
(Kaplan Meier Estimate)
STABLE DISEASE
PARTIAL RESPONSE
1 Blanke, CD, et al. J Clin Onc 2006 (ASCO Proceedings) Part I, Vol 24; No. 18S: 9528.
Stable disease is important in GIST
1
Both SD and PR predict survival

Sunitinib (N=207)
Median 27.3 Weeks
Placebo (N=105)
Median 6.4 Weeks
Hazard Ratio = 0.33
95% CI (0.23, 0.47)
p < 0.0001
Time to Tumor Progression Probability (%)
100
90
80
70
60
50
40
30
20
10
0
0
6
12
18
24
30
36
42
48
54
Time (Weeks)

Fig. 1. Kaplan-Meier curve of time-to-tumor progression in the GISTrandomized study.

Infinity PHARMACEUTICALS

10 10
Stable disease for >6 weeks is meaningful in the
refractory GIST setting
1
Results from the Phase 3 Sutent
®
trial in GIST
TTP on Placebo: 6.4 weeks
TTP on Sutent
®
: 27.3 weeks
Response Rate on Sutent
®
: 7%
1 Goodman VL, Rock EP, Dagher R, Ramchandani RP, Abraham S, Gobburu JVS, Booth BP,
Verbois SL, Morse DL, Liang CY, Chidambaram N, Jiang JX, Tang S, Mahjoob K, Justice R, Pazdur
R. Approval summary: sunitinib for the treatment of imatinib refractory or intolerant gastrointestinal stromal tumors and advanced renal cell carcinoma. Clin Cancer Res (2007) 13:1367-1373.

11
First Phase 3 registration study: RING trial
Retaspimycin hydrochloride in GIST
Trial under Special Protocol Assessment and EMEA advice
•
Study designed in consultation with international group of KOLs
– Randomized, double-blind, placebo-controlled study
– 90% power to detect a hazard ratio of 0.57, with an alpha of 0.05
– Approx. 200 patients; >50 sites worldwide
– Patients with progressive GIST despite treatment with imatinib and sunitinib
•
Primary endpoint: Progression-free survival (PFS)
– Secondary endpoints: disease control rate, time to progression & overall survival
•
Efficient trial design
– Trial opened in 3Q08; enrollment commenced in October 2008
– Trial anticipated to be completed by year end 2010

12
Expanding potential of IPI-504 beyond GIST
•
Expanding Phase 2 study in Stage IIIb/IV NSCLC
–
Study designed to evaluate 2 equal groups: mEGFR and wild-type EGFR
• Potential to expand if 1 patient demonstrates clinical benefit
–
Enrolled 10 patients in each group
• >1 patient in each arm met expansion criterion of extended stable disease
–
Expanding study to enroll additional 19 patients in each arm
–
Full Phase 2 data anticipated by mid-2009
•
Phase 1b combo with docetaxel
–
Patients with advanced solid tumors
–
Establish safety, MTD, and optimal schedule of administration
•
Additional clinical studies of IPI-504 planned for 2009

Oncogenic protein
drives cancer cell
survival & growth
Cancer
cell death
Tyrosine kinase inhibitor
(e.g., Gleevec, Tarceva)
Normal
protein
Resistance mutations
evade TKI therapy
IPI-504 / IPI-493 (oral) IPI-504
Dependent
on Hsp90
for function
Still depends
on Hsp90 for
function
Rapid registration in
refractory setting
Expand potential in
front-line / combo
Targeted anti-chaperone therapy: A new
treatment approach

14 Emerging generation of oral anti-cancer agents driving billions of dollars of new sales • Gleevec • Sprycel • Tasigna • Torisel • Sutent • Nexavar • Xeloda • Tarceva • Iressa • Tykerb • More….

15 15
Infinity’s second Hsp90 inhibitor, oral IPI-493,
enters clinical development
•
Phase 1 clinical trial in patients with advanced solid tumors
–
Dose-escalation study evaluating safety and tolerability
–
Identify dose and schedule for further clinical development
–
Assess biological activity using RECIST and disease-specific markers
•
Novel, orally delivered formulation of 17-AG
•
Strong pharmaceutical properties in vivo and in vitro
–
Oral availability
–
Selectivity for cancer cells over normal cells
–
Potent and selective Hsp90 inhibition

Average Tumor Volume (mm3)

Infinity PHARMACEUTICALS

Significant anti-tumor activity with oral IPI-493 in
preclinical model of TKI-resistant NSCLC
0
500
1000
1500
2000
2500
3000
3500
18 21 25 28 32
Days Post Implant
Vehicle
50
75
100
IPI-493
(mg/kg)
Dosing: QOD, PO, 10ml/kg
87%
0
500
1000
1500
2000
2500
3000
3500
18 21 25 28 32
Days Post Implant
Vehicle
50
75
100
IPI-493
(mg/kg)
0
500
1000
1500
2000
2500
3000
3500
18 21 25 28 32
Days Post Implant
Vehicle
50
75
100
IPI-493
(mg/kg)
Dosing: QOD, PO, 10ml/kg
87%
Lee et al., 2008 EORTC

17 17
Solid tumors
Hsp90 oral: IPI-493
Discovery Preclinical Phase 1 Phase 2 Phase 3
Hsp90 i.v.: IPI-504 (retaspimycin hydrochloride)
GIST
NSCLC
Docetaxel Combo
Add’l Solid Tumor
Solid tumors
Hedgehog Pathway: IPI-926
Bcl-2/Bcl-xL*
Discovery Programs
RING trial
INFI: Late-stage oncology pipeline
*Transitioned to Novartis February 2008
Expanded Phase 2

Genetic mutation
medulloblastoma
basal cell carcinoma
Pathway activation
pancreatic, gastric,
prostate, glioma, SCLC
Tumor progenitor cells
SCLC, glioblastoma,
breast, multiple myeloma
Hedgehog pathway implicated in a variety of
cancers

Infinity’s Hedgehog inhibitor: IPI-926
H O
O
N H
H
H
H
H
H
Potency
(15nM in cell based assay)
Selectivity
Metabolic stability
IPI-926
Oral bioavailability
Long half-life
In vivo
activity
cyclopamine
•
Issued composition of matter patent
•
Infinity-discovered & 100% owned royalty-free worldwide

20 20
Once-daily administration of IPI-926 resulted in
100% survival during treatment period
0
1
2
3
4
5
6
7
8
9
10
11
10 14 18 22 26 30 34 38 42 46 50
Days post implant
Veh
IPI-926 @ 40mg/kg
Start of TX End of TX
Mouse model, orthotopically implanted B837Tx
medulloblastoma tumor
Pink et al., 2008 AACR

E/P - IPI-926
E/P  -Vehicle
Vehicle
IPI-926
Days Post Implant
Mice randomized
+/- IPI-926
Last day of E/P treatment
5 weeks total of IPI-926 follow-up treatment; 40 mg/kg, PO QD
82%
IPI-926 significantly delays tumor re-growth
following tumor debulking in SCLC model
Travaglione et al., 2008 AACR

0.00
10.00
20.00
30.00
40.00
50.00
60.00
70.00
80.00
90.00
100.00
Vehicle IPI-926 @ 40mpk
0.00
200.00
400.00
600.00
800.00
1000.00
1200.00
40 45 50 55 60 65 70
Days (post implant)
Vehicle: 30% HPBCD N=13
IPI5926 @ 40mg/kg N=12
IPI-926: 40%
IPI-926 demonstrates significant tumor growth
inhibition in pancreatic cancer model
IPI-926 down-regulates Hedgehog signal in tumor stroma
IPI-926
Tumor
Surrounding
stromal tissue
SHH
Gli1
Travaglione et al., 2008 EORTC

23 23 Business Update

24 24
Strong balance sheet and cash runway
•
Well-capitalized
– Started 2008 with $114M cash and investments
– $80.8M cash and investments at 9/30/08
•
Projected year end cash of approximately $80 million
– Low end of previous net cash burn guidance of $35-$45 million for 2008
•
Burn rate well-controlled
•
Cash to support current plan into 2010
– Sufficient capital to achieve key value-creation milestones

Executing on key 2008 R&D objectives
Initiate IPI-493 Phase 1 clinical trial
Preliminary update on IPI-504 Phase 2 data in NSCLC
Initiate RING Ph 3 registration trial of IPI-504 in GIST
Secure SPA for IPI-504 Phase 3 GIST study
Present IPI-504 Phase 1 GIST data (ASCO)
IPI-504 & IPI-493: Hsp90 inhibitors
Initiate Phase 1 clinical study
Present preclinical data (AACR)
IPI-926: Hedgehog pathway inhibitor

Infinity Leadership
Michael Curtis, Ph.D., VP Pharm. Devel.
TKT, Syntonix, Genzyme, Bristol-Myers Squibb
David Grayzel, M.D., VP Clin Dev. & Med. Affairs
Dyax,  Mass General Hospital
John Keilty, Sr Dir Informatics
Millennium, UMass Medical School
Vito Palombella, Ph.D., VP Drug Discovery
Syntonix, Millennium, ProScript
Steven Kafka, Ph.D., VP Finance
Millennium, Strategic Decisions Group
Jeanette Kohlbrenner, Sr Dir Human Resources
Genetics Institute, Syntonix
Gerald Quirk, Esq., VP & General Counsel
Genzyme, Palmer & Dodge
Jeffrey Tong, Ph.D., VP Corp. & Product Dev.
McKinsey & Co, Harvard Ctr. for Genomics
Research
Steven Holtzman
Chair & CEO
Millennium, DNX
Julian Adams, Ph.D.
President of R&D & CSO
Millennium, ProScript,
Boehringer Ingelheim, Merck
Adelene Perkins
President & CBO
Transform, Genetics Institute,
Bain, GE

Infinity: Innovative small molecule cancer drug
discovery and development
•
Late-stage oncology pipeline addressing areas of significant unmet medical need
–
Lead candidate, IPI-504 i.v. (retaspimycin hydrochloride), in Phase 3 registration study; positioned as potential first-to-market Hsp90 inhibitor
–
Broad near-term potential reflected in clinical development strategy
•
Sustainable pipeline of innovative small molecule candidates
–
IPI-493 and IPI-926 in clinical development
–
Novel discovery programs behind Hsp90 and Hedgehog
•
Proven management team and unparalleled culture
–
First- and best-in-class NDAs, value-creating business transactions
–
Strong balance
sheet;
resources support current operating plan into 2010

28 28
Solid tumors
Hsp90 oral: IPI-493
Discovery Preclinical Phase 1 Phase 2 Phase 3
Hsp90 i.v.: IPI-504 (retaspimycin hydrochloride)
GIST
NSCLC
Docetaxel Combo
Add’l Solid Tumor
Solid tumors
Hedgehog Pathway: IPI-926
Bcl-2/Bcl-xL*
Discovery Programs
RING trial
INFI: Late-stage oncology pipeline
*Transitioned to Novartis February 2008
Expanded Phase 2
In 2009